SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of report:  January 11, 1999
                 (Date of earliest event reported)


                        NORTH EAST INSURANCE COMPANY
           (Exact name of registrant as specified in its charter)


            Maine                     0-11184            01-0278387
(State or other jurisdiction of     (Commission      (I.R.S. Employer
 incorporation or organization)       File No.)     Identification No.)


                  482 Payne Road, Scarborough, Maine  04074
             (Address of principal executive offices) (Zip code)


               Registrant's telephone number:  (207) 883-2232


Item 5.  Other Events.

On January 11, 1999 the Registrant announced a further extension of its rights offering. A copy of the Registrant's press release announcing the extension is filed as an exhibit to this report.


Item 6.  Financial Statements and Exhibits.

      (c)  Exhibits.

            99.1  Press release dated January 11, 1999 of
                  Registrant, announcing further extension of rights offering


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NORTH EAST INSURANCE COMPANY


Date: January 11, 1999                 By: /s/ Robert G. Schatz
                                           President and Chief
                                           Executive Officer

                              INDEX TO EXHIBITS

Exhibit
Number      Description
-------     -----------

99.1        Press release dated January 11, 1999 of
            Registrant, announcing further extension of rights offering